Income Taxes	9 Months Ended
Sep. 30, 2013
Income Taxes
Income Taxes

12. Income Taxes

  Income Tax Provision:

        Pretax loss was as follows:

	Year Ended December 31,
	2010	2011	2012
	(in thousands)
Loss before provision for income taxes:
Domestic	$(11,816)	$(20,295)	$(29,119)
Foreign	—	(2,305)	(5,247)

Total	$(11,816)	$(22,600)	$(34,366)

        The provision for income taxes consists of the following:

	Year Ended December 31,
	2010	2011	2012
	(in thousands)
Current tax provision:
Federal	—	—	—
State	$1	$6	$3
Foreign	—	—	16

Total current tax provision	1	6	19
Deferred tax provision	—	—	—

Total provision for income taxes	$1	$6	$19

        The items accounting for the difference between income taxes computed at the federal statutory rate and the provision for income taxes consist of the following:

	Year Ended December 31,
	2010	2011	2012
Federal statutory rate	34.00%	34.00%	34.00%
Stock-based compensation	(0.42)	(0.86)	(1.54)
Valuation allowance	(38.66)	(31.06)	(26.85)
Foreign rate differential	0.00	(3.47)	(5.24)
Federal research and development credit	1.93	1.51	0.00
Other	3.15	(0.15)	(0.43)

Effective income tax rate	0.00%	(0.03)%	(0.06)%

        The provisions for income taxes for the nine months ended September 30, 2013 (unaudited) and 2012 (unaudited) were approximately $46,000 and $5,000, respectively. The provision for income taxes consists primarily of state minimum taxes and foreign income taxes.

        For the nine months ended September 30, 2013 (unaudited) and 2012 (unaudited), the provision for income taxes differed from the statutory amount primarily due to state and foreign taxes currently payable, and the Company realized no benefit for current year losses due to maintaining a full valuation allowance against the U.S. and foreign net deferred tax assets.

  Deferred tax assets and liabilities:

        The components of deferred tax assets and liabilities are as follows:

	Year Ended December 31,
	2010	2011	2012
	(in thousands)
Deferred tax assets:
Accounts receivable principally due to allowance for doubtful accounts	$32	$90	$107
Compensated absences, principally due to accruals for financial reporting purposes	158	366	1,604
Net operating loss carryforwards	9,140	16,570	30,251
Federal tax credits	442	783	783
State tax credits	280	508	771
Other deductible temporary differences	213	487	521
Stock-based compensation	70	351	792
Deferred revenue	47	—	—

Total deferred tax assets	10,382	19,155	34,829
Deferred tax liabilities:
Capitalized software development	(164)	(98)	(37)
Acquired intangible assets	—	—	(964)

Total deferred tax liability	(164)	(98)	(1,001)
Valuation allowance	(10,218)	(19,057)	(33,828)

Net deferred taxes	$—	$—	$—

        The net valuation allowance increased by $8.8 million and $14.8 million for the years ended December 31, 2011 and 2012, respectively.

        As of December 31, 2011 and 2012, the Company's deferred tax assets (net of deferred tax liabilities and valuation allowance) were zero. The deferred tax assets consist primarily of the federal and state net operating loss and research and development credit carryforwards. Realization of deferred tax assets is dependent upon future taxable income, if any, the amount and timing of which are uncertain. In assessing the realizability of deferred tax assets, management determined that it is more likely than not that no deferred tax assets will be realized. Therefore, the Company has provided a full valuation allowance against these deferred tax assets at December 31, 2010, 2011, 2012 and September 30, 2013 (unaudited).

        The Company has not provided for withholding taxes on the undistributed earnings of its foreign subsidiaries because the Company intends to reinvest such earnings indefinitely. As of December 31, 2012, the cumulative amount of undistributed earnings considered permanently reinvested was not material.

        The Company had net operating loss carryforwards as follows:

	Year Ended December 31,
	2010	2011	2012
	(in thousands)
Federal	$23,958	$41,554	$73,491
California	21,592	40,278	68,906
Foreign	—	2,111	6,791

Total	$45,550	$83,943	$149,188

        Net operating loss carryforwards are available to offset future federal, California and foreign taxable income. Federal and California net operating loss carryforwards begin to expire in 2026 and 2016, respectively. Foreign net operating loss carryforwards do not expire.

        The Company had research and development credit carryforwards as follows:

	Year Ended December 31,
	2010	2011	2012
	(in thousands)
Federal	$442	$783	$783
California	424	770	1,169

Total	$866	$1,553	$1,952

        Federal and California research and development tax credit carryforwards are available to reduce future regular income taxes. Federal research and development credit carryforwards begin to expire in 2026. California research and development tax credit carryforwards do not expire.

        According to the American Taxpayer Relief Act of 2012 signed into law on January 3, 2013, the federal research credit, which was allowed to expire on January 1, 2012, was retroactively extended through 2013. The entire benefit for the retroactive extension (January 1 through December 31, 2012) will be reflected discretely in the first period which includes the January 3, 2013 enactment.

        The entire benefit of approximately $345,000 for the retroactive extension (January 1 - December 31, 2012) was recorded in the nine months ended September 30, 2013 (unaudited). Concurrent with recording of the benefit, a valuation allowance was recorded in the same amount, resulting in a net financial impact of zero for the nine months ended September 30, 2013 (unaudited).

        Federal and California laws impose restrictions on the utilization of net operating loss carryforwards and research and development credit carryforwards in the event of a change in ownership of the Company, which constitutes an "ownership change" as defined by Internal Revenue Code Sections 382 and 383. The Company experienced ownership changes in the past that do not materially impact the availability of its net operating losses and tax credits. The amounts reflected in the above tables reflect reduction of approximately $1.2 million of net operating losses and $8,000 of research and development credits as a result of previous ownership changes that the Company experienced. Nevertheless, should there be an ownership change in the future, the Company's ability to utilize existing carryforwards could be substantially restricted.

        Company files tax returns in the US, certain states, Ireland and Australia. All of the tax years, from the date of inception, are open for examination.

  Uncertain Tax Positions

        The Company accounts for uncertainty in income taxes in accordance with ASC 740. Tax positions are evaluated in a two-step process. The Company first determines whether it is more likely than not that a tax position will be sustained upon examination by the tax authority, including resolutions of any related appeals or litigation processes, based on technical merit. If a tax position meets the more-likely-than-not recognition threshold it is then measured to determine the amount of benefit to recognize in the financial statements. The tax position is measured as the largest amount of benefit that is greater than 50% likely of being realized upon ultimate settlement.

        The Company has no unrecognized tax benefits in any of the periods presented.

        The Company does not expect any significant change in its unrecognized tax benefits during the next twelve months.